UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 23, 2011

Stanley Black & Decker, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 23, 2011, Stanley Black & Decker, Inc. issued a press release in Sweden and the United States announcing that it has received antitrust clearance from the European Commission for its recommended all-cash offer to acquire, through its indirect wholly-owned subsidiary SBD Holding AB, all class A and class B shares and warrants in Niscayah Group AB (publ) (the “Offer”) and that all antitrust conditions to the Offer have now been satisfied.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

99.1 The English language version of the Stanley Black & Decker, Inc. press release dated August 23, 2011, furnished pursuant to Item 7.01 hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

August 23, 2011	By:	/s/ Bruce H. Beatt
		Name:	Bruce H. Beatt
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	The English language version of the Stanley Black & Decker, Inc. press release dated August 23, 2011, furnished pursuant to Item 7.01 hereof.